Coram Acquisition Coram Acquisition	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Coram Acquisition
Coram Acquisition

On January 16, 2014, the Company acquired 100% of the voting interests of Coram LLC and its subsidiaries (collectively, “Coram”), the specialty infusion services and enteral nutrition business unit of Apria Healthcare Group Inc. (“Apria”), for cash consideration of approximately $2.1 billion, plus contingent consideration of approximately $0.1 billion. The purchase price was also subject to a working capital adjustment, which resulted in the Company receiving $9 million from Apria. Coram is one of the nation’s largest providers of comprehensive infusion services, caring for approximately 240,000 patients annually. Coram has approximately 4,600 employees, including approximately 600 nurses and 250 dietitians, operating primarily through 84 branch locations and six centers of excellence for patient intake.

The contingent consideration is based on the Company’s future realization of Coram’s tax net operating loss carryforwards (“NOLs”) as of the date of the acquisition. The Company will pay the seller the first $60 million in tax savings realized from the future utilization of the Coram NOLs, plus 50% of any additional future tax savings from the remaining NOLs. The fair value of the contingent consideration liability associated with the future realization of the Coram NOLs was determined using Level 3 inputs based on the present value of contingent payments expected to be made based on the Company’s estimate of the amount and timing of Coram NOLs that will ultimately be realized. The change in fair value of the contingent consideration liability recognized in earnings for the year ended December 31, 2014 was immaterial.

The following is a summary of the fair values of the assets acquired and liabilities assumed:

In millions
Accounts receivable	$215
Inventory	77
Other assets	10
Property and equipment	49
Intangible assets	537
Goodwill	1,566
Current liabilities	(128)
Deferred tax liabilities, net	(97)
Other noncurrent liabilities	(91)
Noncontrolling interest	(2)
Total consideration	$2,136

The goodwill represents future economic benefits expected to arise from the Company’s expanded presence in the specialty pharmaceuticals market, the assembled workforce acquired, and the expected synergies from combining operations with Coram. The goodwill is nondeductible for income tax purposes.

Coram’s results of operations are included in the Company’s PSS beginning on January 16, 2014. Pro forma information for this acquisition is not presented as Coram’s results are immaterial to the Company’s consolidated financial statements. During the year ended December 31, 2014, acquisition costs of $15 million were expensed as incurred within operating expenses.